UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, New York 10022

(Address of principal executive offices; zip code)

(212) 317-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	3
Signature	6

ITEM 8.01 OTHER EVENTS.

On January 24, 2013 World Gold Trust Services, LLC, the sponsor, or the Sponsor, of the SPDR® Gold Trust, or the Trust, established a board of directors, or the Board, consisting of Messrs. Rocco Maggiotto, William J. Shea, Aram Shishmanian and Neal Wolkoff.

The Trust is subject to the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, and the certification requirements for quarterly and annual reports required by Section 302 of the Sarbanes-Oxley Act of 2002, or the SOX Act, and set forth in Exchange Act Rules 13a-14 and 15d-14 and Item 601(b)(31) of Regulation S-K.

Prior to the establishment of the Board, the officers of the Sponsor who are responsible for the disclosure controls of the Trust periodically discussed their evaluations of the internal control over financial reporting of the Trust with the auditors of the Trust, the Sponsor, the World Gold Council, the parent of the Sponsor that is a not-for-profit association registered under Swiss Law, or WGC, and with the audit committee of the WGC’s board of directors.

The Board has established an audit committee, or the Committee, and designated Messrs. Shea, Maggiotto and Wolkoff to serve as members of the Committee. The Board has determined that each member of the Committee meets the independence requirements as described under Section 301 of the SOX Act, Rule 10A-3 under the Exchange Act and Rule 5.3(k) of the NYSE Arca Equities Rules.

The Sponsor’s chief financial officer will now provide reports periodically to the Committee with respect to the status of the Trust’s compliance with Section 404 of the SOX Act. Also, the Trust’s auditors, the Sponsor’s auditors and the audit firm engaged to monitor the Trust’s compliance with Section 404 of the SOX Act will be asked to report to the Committee at its quarterly meetings and will have direct access to the Committee.

Set forth below is a biographical description of each of the members of the Board:

William J. Shea

Chairman, Board of Directors

Mr. Shea has more than 35 years of experience in the financial services industry and in business restructurings. He was elected to the Board of Directors of Caliber ID, Inc., in 2001 and, in December 2010, was appointed Executive Chairman. Prior to his appointment to the board of Caliber ID, he served as Chairman of Royal & Sun Alliance (RSA), USA from 2005 to 2006, and oversaw its divestiture from RSA, a large public insurance company headquartered in the United Kingdom. From 2001 to 2004, he was Chief Executive Officer of Conseco, Inc., a publicly held diversified insurance and financial services firm that he guided through the federal bankruptcy and restructuring process. The company was subsequently relisted on the New York Stock Exchange. From 1997 to 2001, he oversaw the turnaround of Centennial Technologies, Inc., a high technology manufacturing company in the flash memory business. Mr. Shea served as Vice Chairman of BankBoston Corporation from 1993 to 1998. He was the Vice Chairman and a Senior Partner of Coopers & Lybrand (now PriceWaterhouseCoopers), an international public accounting firm, for whom he worked from 1974 to 1992.

Mr. Shea sits on the boards of AIG SunAmerica, a mutual funds company, Boston Private Financial Holdings, a public bank holding company, and he is Chairman of the Board of Demoulas Supermarkets, Inc., a privately held retail grocery store chain in New England. Mr. Shea has served on the boards of the Boston Children’s Hospital, Northeastern University, NASDAQ OMXBX, and the Boston Stock Exchange. Mr. Shea holds both BA and MA degrees in Economics.

Aram Shishmanian

Aram Shishmanian has served as Chief Executive Officer of the World Gold Council since January 2009. Mr. Shismanian was previously employed by Accenture plc, a multinational management consulting, technology services and outsourcing company. During his 27 years at Accenture and its predecessor companies, Mr. Shismanian held a number of leadership roles, including Global Managing Partner of the financial markets industry practice, before becoming a senior partner.

He has previously served as a Non-Executive Director of Resolution plc, the Senior Non-Executive Director of Victoria plc, a Non-Executive Director of a Swiss based asset-management company and several other companies. Prior to joining the World Gold Council, he was an independent member of the International Executive of Hogan Lovells LLP, one of the leading global law firms. He holds a BA in Economics and an MBA.

Rocco Maggiotto

Mr. Maggiotto currently represents the Manchester Consulting Group and consults with financial services firms and companies in early stage development. Previously, Mr. Maggiotto was Executive Vice President and Global Head of Customer and Distribution Management for Zurich Financial Services’ $35 billion General Insurance Business. He served as Chairman of General Insurance’s Growth Agenda. Mr. Maggiotto held this position from June 2006 until his retirement in June 2011. Prior to joining Zurich, he was a Senior Executive Advisor in Booz Allen Hamilton’s Management Consulting business where he specialized in finance and risk management, strategic design for client development, and integrated client relationship management processes. Mr. Maggiotto’ s previous career has included roles as Chairman of Client Development for the Parent Company of Marsh & McLennan Companies, Inc., as well as a Senior Partner for PricewaterhouseCoopers, where he was a member of their Global Leadership Team and was Global Markets Leader upon retiring in 2002. Mr. Maggiotto was also a Vice Chairman for the former Coopers & Lybrand, Managing Partner of their New York region and Chairman of its financial services industry practice worldwide. He also developed and managed their US Financial Services Industry Management Consulting business. Before that, he was a Partner with KPMG Management Consulting Practice in New York. Prior to joining KPMG, Mr. Maggiotto held management positions with Marine Midland Bank / HSBC covering finance, operations, management information systems and corporate services.

Mr. Maggiotto serves on the boards of the Ronald McDonald House of New York, The Weston Playhouse Theatre Company, Canisius College, the Council of Governing Bodies of New York State’s private colleges and universities, and is President of The Green Mountain Academy for Life Long Learning Manchester, VT. He is also a member of the Board of Directors for Lucid Inc., a publicly traded medical device company which does business as Caliber I. D. providing medical equipment supporting imaging and diagnosis at the cellular level in the treatment of skin cancer and other diseases. Mr. Maggiotto holds a BA in Political Science and an MBA in Finance.

Neal Wolkoff

Mr. Wolkoff is Of Counsel to the law firm of Richardson & Patel. Previously, he served as the Chief Executive Officer of ELX Futures, L.P., founded by major dealer banks and trading firms to compete in the area of interest rate futures. Mr. Wolkoff also served as Chairman and Chief Executive Officer of the American Stock Exchange (AMEX). Prior to the AMEX, for over 20 years, Mr. Wolkoff held several senior level officer positions at the New York Mercantile Exchange (NYMEX) including Acting President, Executive Vice President and Chief Operating Officer, and Senior Vice President for Regulation and Clearing, in which position Mr. Wolkoff was the exchange’s chief regulatory officer. Mr. Wolkoff started his career as an Honors Program Trial Attorney in the Division of Enforcement of the Commodity Futures Trading Commission.

Mr. Wolkoff is a member of the Federal Reserve Bank of Chicago Working Group on Financial Markets. He was also recently appointed to the Board of OTC Markets Group. Mr. Wolkoff has also served on the Board of Directors and Executive Committee of the National Futures Association. Mr. Wolkoff is Vice Chairman of the Board and a member of the Executive Committee of the Golda Och Academy (a Solomon Schechter School) in West Orange, NJ, and was the 2012 Chairman of the Benefit Committee of the Celiac Disease Foundation of Columbia University. He received a B.A. and a J.D. and is a member of the Bar of the State of New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2013

SPDR® GOLD TRUST (Registrant)

By:	World Gold Trust Services, LLC
as the Sponsor of the Registrant

By:	/s/ Jason Toussaint
	Name:	Jason Toussaint
	Title:	Managing Director

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of World Gold Trust Services, LLC.